UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

CLEARBRIDGE

TACTICAL DIVIDEND INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Tactical Dividend Income Fund for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	ClearBridge Tactical Dividend Income Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, the lowest level since July 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40

ClearBridge Tactical Dividend Income Fund	III

Investment commentary (cont’d)

billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Tactical Dividend Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. The Fund may invest in equity and equity-related securities of issuers with any market capitalization.

The Fund invests in a diversified portfolio of equity and equity-related securities, including common stocks, preferred stocks, convertible preferred stocks and other securities convertible into equity securities, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”)i, closed-end investment companies, including business development companies (“BDCs”), and royalty trusts. The Fund may invest up to 50% of its net assets in foreign securities, including securities of issuers in emerging market countries. The Fund may also seek to generate current income from short-term gains earned through an option strategy which may consist of writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indexes, or writing (selling) put options on such securities or indexes. The Fund’s investments in options on equity securities and equity market indexes are included in the Fund’s 80% policy.

The Fund may invest up to 20% of its assets in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, that we deem to be of comparable quality. The Fund’s investments in fixed income securities may include structured notes.

We combine bottom-up stock selection with top-down thematic overlay to construct a diversified portfolio with the a focus on generating high current income. We conduct fundamental research and dividend analysis to identify companies that exhibit the ability to pay attractive dividends, have assets or earnings prospects that are either unrecognized or undervalued, and have attractive valuations or are expected to have positive changes in earnings prospects.

We look to invest in companies with sound or improving balance sheets, solid returns, and relatively predictable earnings and cash flow streams. We focus on valuation based on free cash flow generation and the ability to return cash to shareholders. We look to opportunistically utilize equity-related securities other than common stocks, such as convertible and preferred securities, to supplement yield and provide further diversification.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities posted strong gains over the one year period ended October 31, 2014, with the NASDAQ Composite Indexii, S&P 500 Indexiii and Dow Jones Industrial Average (“DJIA”)iv returning +19.7%, +17.3% and +14.5%, respectively. Within the S&P 500 Index, Health Care1, Information Technology

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	1

Fund overview (cont’d)

and Utilities1 paced the gains, up more than +20% each, while Energy and Telecommunication Services lagged the Index, advancing roughly 5% each. Small caps lagged their larger peers as the Russell 2000 Indexv returned only 8.1% over the period due to severe declines in the second and third quarters of the year. Strong economic reports and corporate earnings results, and elevated mergers and acquisitions (“M&A”) activity in the U.S. outweighed dour headlines abroad, namely sluggish global growth and geopolitical tensions in Europe and the Middle East.

Other than the first quarter of 2014, when harsh weather conditions drove a 2.1% contraction, U.S. gross domestic product (“GDP)vi growth has expanded healthily at an annualized pace between 3.5% and 4.5% each quarter since last summer. Meanwhile, the unemployment rate declined steadily throughout the year to 5.8% as of the end of October, down from 7.0% a year ago. The Conference Board’s consumer confidence index increased more than 30% over the period as well, hitting the highest readings since 2007. Multiples on stocks expanded in aggregate as, quarter after quarter, the majority of companies reported bottom-line results above Street expectations as sales grew and margins expanded. Calendar year 2014 opened with many economists and analysts calling for higher interest rates, but this did not play out as the 10-year yield subsided from the 2013 year-end level of 3.0% to a low of 2.1% in mid-October. Low borrowing costs, compounded by increased confidence permeating board rooms, drove a surge in acquisition announcements to record levels. The Health Care and Information Technology sectors saw the lion’s share of M&A activity, with many companies acting to lower their tax bills by pursuing companies domiciled outside the U.S. The Federal Reserve Board (“Fed”)vii stood squarely in the spotlight all year long as Janet Yellen replaced Ben Bernanke as Chairman. The Fed reduced its monthly bond purchases by $10 billion each month, ultimately bringing the quantitative easing (“QE”) program to a close in October. However, despite improving economic conditions, the Fed committed to low target interest rates for a “considerable time” in order to drive inflation above its 2% target. Other central banks around the world initiated stimulus plans in recent months to counter fears of a global slowdown, namely the European Central Bank (“ECB”)viii and the Bank of Japan.

The Chicago Board Options Exchange Volatility Index (“VIX”)ix, also known as the “fear gauge,” oscillated substantially throughout the year, largely due to continuing violent clashes between Ukrainian forces and pro-Russian insurgents in Eastern Ukraine. The conflict began after protests in Ukraine led to the ouster of President Viktor Yanukovych, followed by a stealth “invasion” by Russian armed forces. This was followed by a snap referendum in which Crimean voters elected to secede from Ukraine in hopes of joining the Russian Federation; this election result has not been recognized as legitimate by western nations. However, Russian President Vladimir Putin officially approved this annexation in the face of denunciations from U.S. President Barack Obama and European heads of state, and despite a slew of travel and financial sanctions issued against his political and business allies. Additionally, Brent oil

[1]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

2	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

prices soared to touch $115 per barrel during June as the Sunni militant group Islamic State in Iraq and Syria (“ISIS”) started an insurgency against the predominantly Shia Iraqi government, capturing several cities in northern Iraq. Reversing direction, however, crude prices tumbled in September and October on supply concerns, breaching $80 per barrel and sending the VIX to its highest level since mid-2012.

Q. How did we respond to these changing market conditions?

A. During the year, our allocation to common stocks and related equity remained at 64%, similar to what it was last October. We remain positive on the long-term outlook for the U.S. equity market. Our investment case is underpinned by a strong need for income (i.e. strong demand) coupled with the ability of corporate America to satisfy this need in the form of higher dividends as a result of strong balance sheets, solid free cash flow generation, low pay-out ratios and a favorable economic backdrop. The U.S. economy continues on its growth path and we expect the Fed to be cautious in making changes to its interest rate policy so as to sustain the economic recovery. We continue to expect solid corporate earnings growth for the foreseeable future in a low interest rate environment. Therefore U.S. stocks, especially those with good dividend yields and growth prospects, remain attractive in our view.

Range-bound for the second half of calendar 2013, MLP stocks have shown solid appreciation through the first ten months of 2014, returning 14.0% and besting the S&P 500 Index by 300 bps. On the whole, the fundamentals driving the investment case for MLPs remain intact as evidenced by strong distribution growth announcements in the industry. We continue to have a constructive stance on energy MLPs. Energy production in the U.S. continues its strong growth and demand for infrastructure capital expenditures continues to grow apace, creating exciting investment opportunities for energy MLPs. We believe the group is very attractive not just with respect to current distributions but also with respect to the potential for distribution growth over time.

With regard to REITs, our allocation increased during the year from 12% to 14%. This increase was largely due to the asset class’s outperformance throughout 2014 so far as the MSCI U.S. REIT Indexx gained nearly 20% over the reporting period and more than 25% calendar year-to-date. Despite the strong recent appreciation, we believe REIT share prices are moderately attractive. The continuing recovery in the U.S. economy, combined with the controlled pace of new development, is leading to rising occupancy and rental rates in U.S. commercial real estate markets. Further, U.S. real estate capital markets remain extremely liquid. These factors provide strong underpinnings for commercial real estate values. In addition, Standard & Poor’s has recently announced that starting after August 31, 2016 Real Estate will become a new Global Industry Classification Standard (“GICS”) sector, the first change since the classification scheme was introduced, and equity REITs will be moved from Financials into this category; mortgage REITs will remain as part of Financials. This change should increase investor demand for equity REIT shares over time.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	3

Fund overview (cont’d)

Performance review

For the twelve months ended October 31, 2014, Class A shares of ClearBridge Tactical Dividend Income Fund, excluding sales charges, returned 12.09%. The Fund’s unmanaged benchmark, the Dow Jones U.S. Select Dividend Indexxi returned 15.99% for the same period. The Lipper Equity Income Funds Category Average1 returned 12.58% over the same time frame.

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Tactical Dividend Income Fund:
Class A	4.30%	12.09%
Class A2	4.26%	11.98%
Class C	3.91%	11.29%
Class I	4.46%	12.39%
Class IS	4.45%	12.44%
Dow Jones U.S. Select Dividend Index	6.30%	15.99%
Lipper Equity Income Funds Category Average[1]	4.73%	12.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.59%, 1.91, 2.31%, 1.32% and 1.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 1.45% for Class A2, 2.00% for Class C shares and 1.00% for Class I shares. In addition, total annual operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 501 funds for the six-month period and among the 473 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis the Fund had positive returns in nine out of ten sectors, with the greatest contributions to returns coming from the Energy, Financials and Utilities sectors. Relative to the Dow Jones U.S. Select Dividend Index, overall stock selection contributed positively to performance largely due to meaningful selection effects within the Energy sector. In terms of allocation, an underweight in Consumer Discretionary and an overweight in Information Technology also helped relative performance, as the former sector lagged the benchmark while the latter outperformed. In terms of individual Fund holdings, leading contributors to performance for the period included positions in Energy Transfer Equity LP, Lockheed Martin Corp., Regal Entertainment Group, Seagate Technology PLC and Merck & Co. Inc.

Q. What were the leading detractors from performance?

A. Relative to the Dow Jones U.S. Select Dividend Index, overall sector allocation negatively affected performance. In particular, overweights to Energy and Financials and an underweight in Utilities hurt relative performance as the former sectors underperformed the benchmark while the latter outperformed. Additionally, stock selection in the Industrials sector had meaningful negative effects. At the security level, leading detractors included Seadrill Ltd., North Atlantic Drilling, TAL International Group Inc., Freeport McMoRan Inc., and Crestwood Equity Partners LP.

Q. Were there any significant changes to the Fund during the reporting period?

A. We added several new positions over the course of the year. Among the largest new positions we established were those in Financial companies FS Investment Corp. and TCP Capital Corp., energy MLPs Transocean Partners LLC and Hoegh LNG Partners LP, and convertible preferred shares of regional utility Exelon Corp. We also exited a number of holdings, most notably positions in Seadrill Ltd., AstraZeneca PLC, Integrys Energy Group Inc., Medley Capital Corp. and Diamond Offshore Drilling Inc.

Thank you for your investment in ClearBridge Tactical Dividend Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark McAllister, CFA

Portfolio Manager,

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager,

ClearBridge Investments, LLC

November 18, 2014

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	5

Fund overview (cont’d)

RISKS: Stock prices are subject to market fluctuations. Investment in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are heightened in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as the risks associated with the real estate markets. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Energy Transfer Equity LP (3.7%), United Technologies Corp. (3.2%), TAL International Group Inc. (2.9%), Regal Entertainment Group, Class A Shares (2.8%), Verizon Communications Inc. (2.4%), NextEra Energy Inc. (2.3%), Ares Capital Corp. (2.3%), Starwood Property Trust Inc. (2.2%), MetLife Inc. (2.2%) and Och-Ziff Capital Management Group LLC (2.2%). Please refer to pages 13 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Master Limited Partnerships (28.1%), Financials (27.0%), Industrials (10.3%), Utilities (10.2%), and Information Technology (6.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

viii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ix

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

[x]

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

xi

The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.30%	$1,000.00	$1,043.00	1.16%	$5.97	Class A	5.00%	$1,000.00	$1,019.36	1.16%	$5.90
Class A2	4.26	1,000.00	1,042.60	1.33	6.85	Class A2	5.00	1,000.00	1,018.50	1.33	6.77
Class C	3.91	1,000.00	1,039.10	1.91	9.82	Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class I	4.46	1,000.00	1,044.60	0.92	4.74	Class I	5.00	1,000.00	1,020.57	0.92	4.69
Class IS	4.45	1,000.00	1,044.50	0.91	4.69	Class IS	5.00	1,000.00	1,020.62	0.91	4.63

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 10/31/14	12.09%	11.98%	11.29%	12.39%	12.44%
Five Years Ended 10/31/14	11.90	N/A	11.07	12.15	N/A
Ten Years Ended 10/31/14	5.39	N/A	4.61	N/A	N/A
Inception* through 10/31/14	—	13.12	—	5.49	10.87

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 10/31/14	5.64%	5.53%	10.29%	12.39%	12.44%
Five Years Ended 10/31/14	10.58	N/A	11.07	12.15	N/A
Ten Years Ended 10/31/14	4.77	N/A	4.61	N/A	N/A
Inception* through 10/31/14	—	8.46	—	5.49	10.87

Cumulative total returns
Without sales charges[1]
Class A (10/31/04 through 10/31/14)	69.06%
Class A2 (Inception date of 6/3/2013 through 10/31/14)	19.03
Class C (10/31/04 through 10/31/14)	56.96
Class I (Inception date of 5/16/08 through 10/31/14)	41.25
Class IS (Inception date of 5/22/13 through 10/31/14)	16.09

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 19, 1990, June 3, 2013, September 22, 2000, May 16, 2008 and May 22, 2013, respectively.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Tactical Dividend Income Fund vs. Dow Jones U.S. Select Dividend Index† — October 2004 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Tactical Dividend Income Fund on October 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares, and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Dow Jones U.S. Select Dividend Index. The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

Schedule of investments

October 31, 2014

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Common Stocks — 60.1%
Consumer Discretionary — 2.8%
Media — 2.8%
Regal Entertainment Group, Class A Shares	1,373,600	$30,425,240
Consumer Staples — 2.6%
Household Products — 2.6%
Kimberly-Clark Corp.	204,500	23,368,215
Procter & Gamble Co.	62,000	5,410,740
Total Consumer Staples		28,778,955
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
EnLink Midstream LLC	80,000	3,032,000
ONEOK Inc.	76,000	4,479,440
Total Energy		7,511,440
Financials — 24.6%
Capital Markets — 10.7%
Apollo Global Management LLC, Class A Shares	431,000	9,805,250
Ares Capital Corp.	1,554,000	24,848,460
FS Investment Corp.	1,700,000	18,020,000
Golub Capital BDC Inc.	763,000	13,222,790
KKR & Co. LP	488,400	10,529,904
Och-Ziff Capital Management Group LLC	2,139,000	23,571,780
TCP Capital Corp.	767,000	12,954,630
TriplePoint Venture Growth BDC Corp.	290,000	4,190,500
Total Capital Markets		117,143,314
Insurance — 2.1%
MetLife Inc.	436,397	23,670,173
Real Estate Investment Trusts (REITs) — 11.8%
Alexandria Real Estate Equities Inc.	30,000	2,490,000
American Capital Agency Corp.	482,000	10,960,680
Annaly Capital Management Inc.	1,414,000	16,133,740
Apartment Investment and Management Co., Class A Shares	117,000	4,187,430
AvalonBay Communities Inc.	37,000	5,766,080
BioMed Realty Trust Inc.	153,000	3,323,160
DCT Industrial Trust Inc.	108,700	931,559
DuPont Fabros Technology Inc.	113,000	3,499,610
EPR Properties	176,000	9,873,600
Equity Residential	36,900	2,566,764
Excel Trust Inc.	245,000	3,185,000

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Highwoods Properties Inc.	57,000	$2,443,590
Hospitality Properties Trust	234,000	6,928,740
Inland Real Estate Corp.	756,300	8,024,343
Liberty Property Trust	84,000	2,920,680
Ramco-Gershenson Properties Trust	117,000	2,045,160
Realty Income Corp.	117,000	5,385,510
Retail Properties of America Inc., Class A Shares	226,000	3,545,940
Senior Housing Properties Trust	192,000	4,337,280
Simon Property Group Inc.	18,423	3,301,586
Spirit Realty Capital Inc.	279,527	3,326,371
Starwood Property Trust Inc.	1,060,000	23,913,600
Total Real Estate Investment Trusts (REITs)		129,090,423
Total Financials		269,903,910
Health Care — 3.6%
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	139,000	8,088,410
GlaxoSmithKline PLC, ADR	168,000	7,642,320
Johnson & Johnson	60,000	6,466,800
Merck & Co. Inc.	190,000	11,008,600
Pfizer Inc.	221,000	6,618,950
Total Health Care		39,825,080
Industrials — 6.4%
Aerospace & Defense — 1.8%
Lockheed Martin Corp.	104,000	19,819,280
Electrical Equipment — 0.3%
Emerson Electric Co.	55,000	3,523,300
Industrial Conglomerates — 0.5%
General Electric Co.	209,000	5,394,290
Trading Companies & Distributors — 2.9%
TAL International Group Inc.	735,400	31,717,802
Transportation Infrastructure — 0.9%
Macquarie Infrastructure Co. LLC	131,000	9,384,840
Total Industrials		69,839,512
Information Technology — 6.7%
Communications Equipment — 0.4%
Cisco Systems Inc.	206,000	5,040,820
IT Services — 0.6%
Paychex Inc.	134,000	6,289,960

See Notes to Financial Statements.

14	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	393,000	$13,365,930
Maxim Integrated Products Inc.	175,300	5,143,302
Microchip Technology Inc.	102,000	4,397,220
Total Semiconductors & Semiconductor Equipment		22,906,452
Software — 1.0%
Microsoft Corp.	234,000	10,986,300
Technology Hardware, Storage & Peripherals — 2.6%
Apple Inc.	95,340	10,296,720
Seagate Technology PLC	286,000	17,969,380
Total Technology Hardware, Storage & Peripherals		28,266,100
Total Information Technology		73,489,632
Materials — 1.0%
Metals & Mining — 0.6%
Freeport-McMoRan Inc.	239,000	6,811,500
Paper & Forest Products — 0.4%
International Paper Co.	79,000	3,998,980
Total Materials		10,810,480
Telecommunication Services — 5.1%
Diversified Telecommunication Services — 4.0%
AT&T Inc.	530,650	18,487,846
Verizon Communications Inc.	515,000	25,878,750
Total Diversified Telecommunication Services		44,366,596
Wireless Telecommunication Services — 1.1%
Vodafone Group PLC, Sponsored ADR	365,818	12,152,474
Total Telecommunication Services		56,519,070
Utilities — 6.6%
Electric Utilities — 4.6%
Great Plains Energy Inc.	153,000	4,120,290
NextEra Energy Inc.	460,000	25,507,000
NRG Yield Inc., Class A Shares	85,240	4,259,443
PPL Corp.	470,000	16,445,300
Total Electric Utilities		50,332,033
Independent Power and Renewable Electricity Producers — 0.8%
Abengoa Yield PLC	163,100	5,300,750	*
TerraForm Power Inc., Class A	123,000	3,500,580	*
Total Independent Power and Renewable Electricity Producers		8,801,330
Multi-Utilities — 1.2%
CenterPoint Energy Inc.	308,000	7,561,400
National Grid PLC	355,000	5,263,281
Total Multi-Utilities		12,824,681

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Tactical Dividend Income Fund

Security		Shares	Value
Utilities — continued
Total Utilities			$71,958,044
Total Common Stocks (Cost — $642,827,792)			659,061,363

	Rate
Convertible Preferred Stocks — 5.8%
Financials — 1.5%
Real Estate Investment Trusts (REITs) — 1.5%
Weyerhaeuser Co.	6.375%	284,000	15,904,000
Industrials — 0.7%
Machinery — 0.7%
Stanley Black & Decker Inc.	6.250%	70,500	8,180,115
Utilities — 3.6%
Electric Utilities — 1.5%
Exelon Corp.	6.500%	314,000	16,541,520
Multi-Utilities — 2.1%
Dominion Resources Inc.	6.125%	402,000	22,865,760
Total Utilities			39,407,280
Total Convertible Preferred Stocks (Cost — $59,890,307)			$63,491,395

		Shares/ Units
Master Limited Partnerships — 28.1%
Crude/Refined Products Pipelines — 0.5%
Kinder Morgan Energy Partners LP		63,000	5,909,400
Diversified Energy Infrastructure — 8.7%
Energy Transfer Equity LP		700,000	40,852,000
Energy Transfer Partners LP		251,000	16,171,930
Enterprise Products Partners LP		350,000	12,915,000
Genesis Energy LP		50,000	2,399,000
Regency Energy Partners LP		265,000	7,950,000
Williams Partners LP		283,000	14,588,650
Total Diversified Energy Infrastructure			94,876,580
Financials — 2.0%
Ares Management LP		532,000	8,448,160
Blackstone Group LP		458,000	13,794,960
Total Financials			22,243,120
Gathering/Processing — 4.4%
Access Midstream Partners LP		64,500	4,017,705
Crestwood Midstream Partners LP		267,000	5,310,630
DCP Midstream Partners LP		114,000	6,036,300

See Notes to Financial Statements.

16	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Shares/ Units	Value
Gathering/Processing — continued
Enable Midstream Partners LP	207,000	$5,001,120
EnLink Midstream Partners LP	160,000	4,800,000
MarkWest Energy Partners LP	100,000	7,005,000
QEP Midstream Partners LP	152,000	2,454,800
Summit Midstream Partners LP	139,360	6,548,527
Targa Resources Partners LP	111,000	6,779,880
Total Gathering/Processing		47,953,962
General Partner — 0.2%
Crestwood Equity Partners LP	269,000	2,342,990
Global Infrastructure — 1.7%
Brookfield Infrastructure Partners LP	321,000	13,029,390
Brookfield Renewable Energy Partners LP	176,800	5,595,542
Total Global Infrastructure		18,624,932
Independent Power Producers & Energy Traders — 0.5%
NextEra Energy Partners LP	163,400	5,973,904	*
Liquids Transportation & Storage — 2.6%
Buckeye Partners LP	101,230	7,632,742
Delek Logistics Partners LP	50,000	2,088,000
Magellan Midstream Partners LP	27,300	2,235,051
PBF Logistics LP	197,690	4,869,105
Plains All American Pipeline LP	50,000	2,817,500
World Point Terminals LP	441,000	8,555,400
Total Liquids Transportation & Storage		28,197,798
Natural Gas Transportation & Storage — 2.0%
Cypress Energy Partners LP	175,000	4,011,000
Hoegh LNG Partners LP	506,000	10,631,060	*
TC Pipelines LP	115,000	7,170,250
Total Natural Gas Transportation & Storage		21,812,310
Offshore — 0.4%
Dynagas LNG Partners LP	180,000	3,963,600
Oil & Gas Drilling — 1.1%
Transocean Partners LLC	469,140	11,789,488	*
Oil/Refined Products — 2.2%
CrossAmerica Partners LP	241,000	8,194,000
JP Energy Partners LP	250,000	4,227,500	*
Sunoco LP	100,000	4,607,000
VTTI Energy Partners LP	307,000	7,444,750	*
Total Oil/Refined Products		24,473,250

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	17

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Tactical Dividend Income Fund

Security			Shares/ Units	Value
Petrochemicals — 0.1%
Westlake Chemical Partners LP			41,100	$1,239,165	*
Refining — 0.5%
Western Refining Logistics LP			160,000	5,281,600
Shipping — 1.2%
Golar LNG Partners LP			240,000	8,685,600
KNOT Offshore Partners LP			170,000	4,091,900
Total Shipping				12,777,500
Total Master Limited Partnerships (Cost — $251,320,232)				307,459,599

	Rate		Shares
Preferred Stocks — 4.1%
Financials — 0.9%
Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	5.250%		68,000	7,397,720
Ashford Hospitality Trust, Series E	9.000%		27,480	738,525
Glimcher Realty Trust, Series H	7.500%		29,000	745,010
Urstadt Biddle Properties Inc., Cumulative, Series F	7.125%		38,500	983,675
Total Financials				9,864,930
Industrials — 3.2%
Industrial Conglomerates — 3.2%
United Technologies Corp.	7.500%		609,500	35,576,515
Total Preferred Stocks (Cost — $46,648,088)				45,441,445
Total Investments before Short-Term Investments (Cost — $1,000,686,419)				1,075,453,802

		Maturity Date	Face Amount
Short-Term Investments — 1.1%
Repurchase Agreements — 1.1%
Interest in $750,000,000 joint tri-party repurchase agreement dated 10/31/14 with RBS Securities Inc.; Proceeds at maturity — $12,436,185; (Fully collateralized by various U.S. government obligations, 0.625% to 3.875% due 1/15/25 to 2/15/44; Market value — $12,684,896) (Cost — $12,436,112)	0.070%	11/3/14	$12,436,112	12,436,112
Total Investments — 99.2% (Cost — $1,013,122,531#)				1,087,889,914
Other Assets in Excess of Liabilities — 0.8%				8,360,333
Total Net Assets — 100.0%				$1,096,250,247

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,002,740,691.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

18	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $1,013,122,531)	$1,087,889,914
Cash	11,637,751
Dividends and interest receivable	4,492,837
Receivable for Fund shares sold	4,419,899
Receivable for securities sold	2,994,142
Prepaid expenses	84,090
Total Assets	1,111,518,633

Liabilities:
Payable for securities purchased	12,562,514
Payable for Fund shares repurchased	1,295,307
Investment management fee payable	668,297
Service and/or distribution fees payable	359,975
Trustees’ fees payable	5,830
Foreign currency overdraft, at value (Cost — $4)	4
Accrued expenses	376,459
Total Liabilities	15,268,386
Total Net Assets	$1,096,250,247

Net Assets:
Par value (Note 7)	$571
Paid-in capital in excess of par value	1,011,246,962
Undistributed net investment income	11,039,407
Accumulated net realized loss on investments and foreign currency transactions	(792,496)
Net unrealized appreciation on investments and foreign currencies	74,755,803
Total Net Assets	$1,096,250,247

Shares Outstanding:
Class A	19,282,012
Class A2	2,088,168
Class C	18,266,126
Class I	17,489,586
Class IS	594

Net Asset Value:
Class A (and redemption price)	$19.41
Class A2 (and redemption price)	$19.38
Class C*	$18.60
Class I (and redemption price)	$19.54
Class IS (and redemption price)	$19.55
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.59
Class A2 (based on maximum initial sales charge of 5.75%)	$20.56

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	19

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Dividends and distributions	$66,111,745
Return of capital (Note 1(g))	(12,978,849)
Net Dividends and Distributions	53,132,896
Interest	4,776
Less: Foreign taxes withheld	(152,510)
Total Investment Income	52,985,162

Expenses:
Investment management fee (Note 2)	6,946,842
Service and/or distribution fees (Notes 2 and 5)	3,689,110
Transfer agent fees (Note 5)	1,008,175
Registration fees	142,699
Fund accounting fees	86,360
Trustees’ fees	73,112
Shareholder reports	44,088
Audit and tax fees	31,818
Legal fees	29,325
Insurance	12,162
Custody fees	9,024
Miscellaneous expenses	15,342
Total Expenses	12,088,057
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(846)
Net Expenses	12,087,211
Net Investment Income	40,897,951

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	50,303,021
REIT distributions	695,547
Foreign currency transactions	(24,023)
Net Realized Gain	50,974,545
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,928,389
Foreign currencies	(13,821)
Change in Net Unrealized Appreciation (Depreciation)	6,914,568
Net Gain on Investments and Foreign Currency Transactions	57,889,113
Increase in Net Assets from Operations	$98,787,064

See Notes to Financial Statements.

20	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment income	$40,897,951	$13,267,524
Net realized gain (loss)	50,974,545	(4,164,034)
Change in net unrealized appreciation (depreciation)	6,914,568	60,645,123
Increase in Net Assets From Operations	98,787,064	69,748,613

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(30,480,927)	(11,628,192)
Net realized gains	(22,232,353)	—
Return of capital	—	(7,441,784)
Decrease in Net Assets From Distributions to Shareholders	(52,713,280)	(19,069,976)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	501,580,612	580,284,496
Reinvestment of distributions	47,685,852	17,469,861
Cost of shares repurchased	(220,251,202)	(77,109,774)
Increase in Net Assets From Fund Share Transactions	329,015,262	520,644,583
Increase in Net Assets	375,089,046	571,323,220

Net Assets:
Beginning of year	721,161,201	149,837,981
End of year*	$1,096,250,247	$721,161,201
*Includesundistributed net investment income of:	$11,039,407	$1,426,144

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.34	$15.78	$14.56	$14.18	$12.75

Income (loss) from operations:
Net investment income (loss)	0.89	0.62	0.42	(0.05)	(0.01)
Net realized and unrealized gain	1.28	2.75	1.34	0.44	1.42
Proceeds from settlement of a regulatory matter	—	—	—	—	0.03
Total income from operations	2.17	3.37	1.76	0.39	1.44

Less distributions from:
Net investment income	(0.63)	(0.48)	(0.54)	(0.01)	(0.01)
Net realized gains	(0.47)	—	—	—	—
Return of capital	—	(0.33)	—	—	—
Total distributions	(1.10)	(0.81)	(0.54)	(0.01)	(0.01)

Net asset value, end of year	$19.41	$18.34	$15.78	$14.56	$14.18
Total return[2]	12.09%	21.91%	12.23%	2.76%	11.33%[3,4]

Net assets, end of year (000s)	$374,348	$308,026	$101,784	$83,693	$90,360

Ratios to average net assets:
Gross expenses	1.16%	1.21%	1.48%	1.55%[5]	1.34%
Net expenses[6,7]	1.16	1.20 [8]	1.25 [8]	1.32 [5,8]	1.23 [8]
Net investment income (loss)	4.67	3.59	2.78	(0.34)	(0.10)

Portfolio turnover rate	45%	31%	125%	29%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.09%. Class A received $171,552 related to this distribution.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 10.86%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.25%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 1.05%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2014	2013[2]

Net asset value, beginning of year	$18.32	$17.66

Income from operations:
Net investment income	0.77	0.07
Net realized and unrealized gain	1.38	1.02
Total income from operations	2.15	1.09

Less distributions from:
Net investment income	(0.62)	(0.35)
Net realized gains	(0.47)	—
Return of capital	—	(0.08)
Total distributions	(1.09)	(0.43)

Net asset value, end of year	$19.38	$18.32
Total return[3]	11.98%	6.30%

Net assets, end of year (000s)	$40,461	$10,623

Ratios to average net assets:
Gross expenses	1.30%	1.53%[4]
Net expenses[5,6]	1.30	1.19 [4,7]
Net investment income	4.01	0.99 [4]

Portfolio turnover rate	45%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 3, 2013 (inception date) to October 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.64	$15.23	$14.15	$13.88	$12.57

Income (loss) from operations:
Net investment income (loss)	0.69	0.43	0.30	(0.16)	(0.11)
Net realized and unrealized gain	1.26	2.71	1.29	0.43	1.41
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	1.95	3.14	1.59	0.27	1.31

Less distributions from:
Net investment income	(0.52)	(0.43)	(0.51)	—	—
Net realized gains	(0.47)	—	—	—	—
Return of capital	—	(0.30)	—	—	—
Total distributions	(0.99)	(0.73)	(0.51)	—	—

Net asset value, end of year	$18.60	$17.64	$15.23	$14.15	$13.88
Total return[2]	11.29%	21.13%	11.40%	1.95%	10.42%[3,4]

Net assets, end of year (000s)	$339,729	$199,331	$22,763	$328	$470

Ratios to average net assets:
Gross expenses	1.89%	1.93%	2.19%	2.39%[5]	2.33%
Net expenses[6,7]	1.89	1.90 [8]	2.00 [8]	2.07 [5,8]	1.98 [8]
Net investment income (loss)	3.76	2.56	2.02	(1.09)	(0.86)

Portfolio turnover rate	45%	31%	125%	29%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.34%. Class C received $597 related to this distribution.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 9.86%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.31% and 2.00%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 1.80%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.45	$15.86	$14.63	$14.21	$12.80

Income (loss) from operations:
Net investment income (loss)	0.92	0.63	0.40	(0.02)	0.02
Net realized and unrealized gain	1.32	2.82	1.41	0.44	1.44
Total income from operations	2.24	3.45	1.81	0.42	1.46

Less distributions from:
Net investment income	(0.68)	(0.56)	(0.58)	—	(0.05)
Net realized gains	(0.47)	—	—	—	—
Return of capital	—	(0.30)	—	—	—
Total distributions	(1.15)	(0.86)	(0.58)	—	(0.05)

Net asset value, end of year	$19.54	$18.45	$15.86	$14.63	$14.21
Total return[2]	12.39%	22.32%	12.53%	2.96%	11.41%[3]

Net assets, end of year (000s)	$341,700	$203,171	$25,291	$159	$379

Ratios to average net assets:
Gross expenses	0.90%	0.94%	1.19%	1.45%[4]	1.32%
Net expenses[5,6]	0.90	0.90 [7]	1.00 [7]	1.07 [4,7]	0.99 [7]
Net investment income (loss)	4.77	3.58	2.65	(0.10)	0.15

Portfolio turnover rate	45%	31%	125%	29%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 11.01%.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.00%, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 0.80%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014	2013[2]

Net asset value, beginning of year	$18.45	$18.31

Income from operations:
Net investment income	0.95	0.25
Net realized and unrealized gain	1.30	0.32
Total income from operations	2.25	0.57

Less distributions from:
Net investment income	(0.68)	(0.30)
Net realized gains	(0.47)	—
Return of capital	—	(0.13)
Total distributions	(1.15)	(0.43)

Net asset value, end of year	$19.55	$18.45
Total return[3]	12.44%	3.25%

Net assets, end of year (000s)	$12	$10

Ratios to average net assets:
Gross expenses	8.52%	1.05%[4]
Net expenses[5,6,7]	0.90	0.87 [4]
Net investment income	4.94	3.19 [4]

Portfolio turnover rate	45%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 22, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Tactical Dividend Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$659,061,363	—	—	$659,061,363
Convertible preferred stocks	63,491,395	—	—	63,491,395
Master limited partnerships	307,459,599	—	—	307,459,599
Preferred stocks	45,441,445	—	—	45,441,445
Total long-term investments	$1,075,453,802	—	—	$1,075,453,802
Short-term investments†	—	$12,436,112	—	12,436,112
Total investments	$1,075,453,802	$12,436,112	—	$1,087,889,914

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2014, securities valued at $15,904,000 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

30	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(779,738)	—	$779,738
(b)	(24,023)	$24,023	—

(a)	Reclassifications are due to a prior year book/tax differences.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

32	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class I shares did not exceed 1.25%, 1.45%, 2.00% and 1.00%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $846.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2014, LMIS and its affiliates retained sales charges of $249,376 and $150,483 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$2,934	$1,029	$50,762

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$732,276,739
Sales	411,442,528

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$114,168,447
Gross unrealized depreciation	(29,019,224)
Net unrealized appreciation	$85,149,223

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

34	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

For the year ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$876,032	$383,757
Class A2	64,695	66,211
Class C	2,748,383	263,392
Class I	—	293,957
Class IS	—	858
Total	$3,689,110	$1,008,175

For the year ended October 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class I	—
Class IS	$846
Total	$846

6. Distributions to shareholders by class

	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Investment Income:
Class A	$11,608,421	$5,304,690
Class A2	882,955	70,838	†
Class C	8,025,119	2,562,716
Class I	9,964,043	3,689,782
Class IS	389	166	‡
Total	$30,480,927	$11,628,192

Net Realized Gains:
Class A	$8,659,008	—
Class A2	555,464	—
Class C	6,702,163	—
Class I	6,315,452	—
Class IS	266	—
Total	$22,232,353	—

Return of Capital:
Class A	—	$3,688,354
Class A2	—	15,327	†
Class C	—	1,750,178
Class I	—	1,987,854
Class IS	—	71	‡
Total	—	$7,441,784

†	For the period June 3, 2013 (inception date) to October 31, 2013.

‡	For the period May 22, 2013 (inception date) to October 31, 2013.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	7,258,373	$138,238,948	11,667,950		$204,160,902
Shares issued on reinvestment	988,072	18,791,238	494,810		8,468,068
Shares repurchased	(5,756,408)	(110,284,197)	(1,822,437)		(31,671,473)
Net increase	2,490,037	$46,745,989	10,340,323		$180,957,497

Class A2
Shares sold	1,724,600	$32,874,708	603,550	†	$10,732,596	†
Shares issued on reinvestment	75,424	1,438,380	4,870	†	86,050	†
Shares repurchased	(291,704)	(5,615,745)	(28,572)	†	(507,708)	†
Net increase	1,508,320	$28,697,343	579,848	†	$10,310,938	†

Class C
Shares sold	7,913,694	$145,261,053	10,058,157		$168,662,006
Shares issued on reinvestment	729,904	13,323,040	235,429		3,915,991
Shares repurchased	(1,677,654)	(30,831,423)	(487,939)		(8,135,488)
Net increase	6,965,944	$127,752,670	9,805,647		$164,442,509

Class I
Shares sold	9,578,954	$185,205,903	11,204,889		$196,718,992
Shares issued on reinvestment	737,444	14,132,539	287,476		4,999,515
Shares repurchased	(3,839,476)	(73,519,837)	(2,074,370)		(36,795,105)
Net increase	6,476,922	$125,818,605	9,417,995		$164,923,402

Class IS
Shares sold	—	—	546	‡	$10,000	‡
Shares issued on reinvestment	34	$655	14	‡	237	‡
Net increase	34	$655	560	‡	$10,237	‡

†	For the period June 3, 2013 (inception date) to October 31, 2013.

‡	For the period May 22, 2013 (inception date) to October 31, 2013.

36	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31 was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$30,480,927	$11,628,192
Net long-term capital gains	22,232,353	—
Total taxable distributions	$52,713,280	$11,628,192
Tax return of capital	—	7,441,784
Total distributions paid	$52,713,280	$19,069,976

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,875,331
Undistributed long-term capital gains — net	591,448
Total undistributed earnings	4,466,779
Other book/tax temporary differences(a)	(4,601,708)
Unrealized appreciation (depreciation)(b)	85,137,643
Total accumulated earnings (losses) — net	$85,002,714

During the taxable year ended October 31, 2014, the Fund utilized $30,344,272 of its deferred capital losses and capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable to passive activity losses disallowed for tax purposes on partnership interests and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and book/tax differences in the basis of partnership interests.

ClearBridge Tactical Dividend Income Fund 2014 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Tactical Dividend Income Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Tactical Dividend Income Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2014

38	ClearBridge Tactical Dividend Income Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Tactical Dividend Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

ClearBridge Tactical Dividend Income Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

40	ClearBridge Tactical Dividend Income Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Tactical Dividend Income Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

42	ClearBridge Tactical Dividend Income Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

ClearBridge Tactical Dividend Income Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	ClearBridge Tactical Dividend Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2014:

Record date:	12/24/2013	3/27/2014	6/26/2014	9/29/2014
Payable date:	12/26/2013	3/28/2014	6/27/2014	9/30/2014
Ordinary income:
Qualified dividend income for individuals	46.80%	100.00%	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	40.32%	64.63%	64.63%	64.63%
Long-Term capital gain dividend	—	$0.470585	—	—

Please retain this information for your records.

ClearBridge Tactical Dividend Income Fund	45

ClearBridge

Tactical Dividend Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Tactical Dividend Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Tactical Dividend Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of ClearBridge Tactical Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02662 12/14 SR14-2361

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,952 in 2013 and $352,765 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29,411 in 2013 and $7,255 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $83,650 in 2013 and $41,360 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $9,150 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014